EXHIBIT A

                            AGREEMENT OF JOINT FILING

      Pursuant to Rule 13d-1(k)(1), we, the undersigned, hereby agree that the attached Schedule 13D is filed on behalf of each of us.

Dated: November 21, 2001


                               VANTAGEPOINT VENTURE PARTNERS III(Q), L.P.

                               By: VantagePoint Venture Associates III, L.L.C. its general partner
                               By: /s/ James D. Marver
                                   ---------------------------------------------
                               Name: James D. Marver,
                               Managing Member


                               VANTAGEPOINT VENTURE PARTNERS III, L.P.

                               By: VantagePoint Venture Associates III, L.L.C. its general partner
                               By: /s/ James D. Marver
                                   ---------------------------------------------
                               Name: James D. Marver,
                               Managing Member


                               VANTAGEPOINT COMMUNICATION PARTNERS, L.P.

                               By: VantagePoint Communication Associates, L.L.C. its general partner
                               By: /s/ James D. Marver
                                   ---------------------------------------------
                               Name: James D. Marver,
                               Managing Member


                               VANTAGEPOINT VENTURE PARTNERS 1996, L.P.

                               By: VantagePoint Associates, L.L.C.
                               its general partner
                               By: /s/ James D. Marver
                                   ---------------------------------------------
                               Name: James D. Marver,
                               Managing Member
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                               VANTAGEPOINT VENTURE ASSOCIATES III, L.L.C.

                               By: /s/ James D. Marver
                                   ---------------------------------------------
                               Name: James D. Marver,
                               Managing Member


                               VANTAGEPOINT COMMUNICATIONS ASSOCIATES, L.L.C.

                               By: /s/ James D. Marver
                                   ---------------------------------------------
                               Name: James D. Marver,
                               Managing Member


                               VANTAGEPOINT ASSOCIATES III, L.L.C.

                               By: /s/ James D. Marver
                                   ---------------------------------------------
                               Name: James D. Marver,
                               Managing Member


                               /s/ James D. Marver
                               -------------------------------------------------
                               James D. Marver


                               /s/ Alan E. Salzman
                               -------------------------------------------------
                               Alan E. Salzman


                               /s/ William J. Marshall
                               -------------------------------------------------
                               William J. Marshall